SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                        December 15, 2000




                  DURAMED PHARMACEUTICALS, INC.
_________________________________________________________________
     (Exact name of registrant as specified in its charter)

    Delaware               0-15242                 11-2590026
_________________________________________________________________
(State or other          (Commission         (IRS  Employer
                                              jurisdiction of
                                              File Number)
                                              Identification No.)
                                              incorporation)



  7155 East Kemper Road, Cincinnati, Ohio  45249 (513) 731-9900

_________________________________________________________________
(Address and telephone number, including area code, of principal executive offices)

            INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 7, 8 and 9 are not applicable and are omitted from this Report.

Item 5.        Other Events
               ____________

       The 2001 Annual Meeting of Stockholders of Duramed Pharmaceuticals, Inc. has been rescheduled for May 10, 2001. Any stockholder desiring to submit a proposal under Securities and Exchange Commission Rule 14a-8 for consideration at the 2001 Annual Meeting must notify Duramed no later than February 15, 2001.

       In addition, if a stockholder desires to bring business before an annual meeting which is not the subject of a proposal timely submitted for inclusion in the Proxy Statement, the stockholder must follow procedures outlined in the Company's By-Laws. A copy of these procedures is available upon written request directed to the Senior Vice President, Finance and Administration at the Company's address of 7155 East Kemper Road, Cincinnati, Ohio 45249. One of the procedural requirements in the By-Laws is timely notice in writing of the business the stockholder proposes to bring before the meeting. For the 2001 Annual Meeting, notice must be received by the Company no earlier than January 6, 2001 and no later than February 5, 2001.

                           SIGNATURES
                           __________

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 15, 2000    DURAMED PHARMACEUTICALS, INC.



                            By:  /s/ Timothy J. Holt
                               _________________________________
                               Timothy J. Holt
                               Senior Vice President-Finance and
                                 Administration